AMENDMENT NO.1 TO THE AMENDED AND
                      RESTATED AGREEMENT AND PLAN OF MERGER


            This AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND
PLAN OF MERGER (the "Amendment") is entered into as of the 6th day of May, 1996, by and among SFX BROADCASTING, INC., a Delaware corporation ("SFX"), SFX MERGER COMPANY, a Delaware corporation and a direct wholly-owned subsidiary of SFX ("Acquisition Sub"), and MULTI-MARKET RADIO, INC., a Delaware corporation ("MMR") (SFX, Acquisition Sub and MMR collectively the "Parties").

                                  WITNESSETH

            WHEREAS, the Parties have entered into that certain Amended and Restated Agreement and Plan of Merger as of the 15th day of April, 1996 (the "Agreement");

            WHEREAS, the Parties wish to amend the Agreement, by this Amendment, and as more specifically described herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

            1. Section 8.01(1)(B) of the Agreement shall be deleted in its entirety, and replaced by the following new Section 8.01(1)(B):

                  "(B) by MMR or the Independent Committee of MMR during
            the period commencing on the end of the fifteenth (15th) business day following the delivery of the SFX Disclosure Schedules (the "Huff Termination Date") and ending on the twentieth (20th) business day following the delivery of the SFX Disclosure Schedules if a binding, definitive agreement is not reached, by the close of business on the Huff Termination Date, with respect to the repayment and redemption in full at or prior to the Effective Time of the Subordinated Debentures and the MMR Senior Preferred Stock;"


            2. All other terms and conditions of the Agreement shall remain unchanged.







             IN WITNESS WHEREOF, the Parties have set their hands to this Amendment as of the year and day first above written.

                                          SFX Broadcasting, Inc.



                                          By: /s/ Robert F. X. Sillerman
                                              ---------------------------
                                              Name:  Robert F. X. Sillerman
                                              Title: Executive Chairman



                                          SFX Merger Company



                                          By: /s/ Robert F. X. Sillerman
                                              ---------------------------
                                              Name:  Robert F. X. Sillerman
                                              Title: President



                                          Multi-Market Radio, Inc.



                                          By: /s/ Michael G. Ferrel
                                              --------------------------
                                              Name:  Michael G. Ferrel
                                              Title: Chief Executive Officer


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